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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 4, 2004



                          BOSTON SCIENTIFIC CORPORATION
                          -----------------------------
               (Exact name of registrant as specified in charter)



   DELAWARE                          1-11083                    04-2695240
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(State or other                   (Commission                  (IRS employer
 jurisdiction of                  file number)               identification no.)
 incorporation)



          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
          -------------------------------------------------- ----------
                (Address of principal executive offices)     (Zip code)




       Registrant's telephone number, including area code: (508) 650-8000




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 4, 2004, Boston Scientific Corporation (the "Company") issued a press release announcing that it received approval from the United States Food and Drug Administration to market its TAXUS(TM) Express(2)(TM)paclitaxel-eluting coronary stent system in the United States. A copy of the release is attached to this report as exhibit 99.1.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.1    Press Release issued by the Company dated March 4, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date:    March 9, 2004          By: /s/  Lawrence J. Knopf
                                    --------------------------------------------
                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel